FIST2-P1 11/26
FRANKLIN INVESTORS SECURITIES TRUST
SUPPLEMENT DATED NOVEMBER 3, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
EACH DATED MARCH 1, 2026, OF
FRANKLIN LOW DURATION TOTAL RETURN FUND (the “Fund”)

1)	The following replaces the seventh paragraph in the section titled “Fund Summary – Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus:
To pursue its investment goal, the Fund regularly enters into various currency derivative transactions, including currency forwards, currency futures, currency options and currency swaps; various interest rate derivative transactions, including interest rate/bond futures and options thereon, interest rate swaps and options thereon, interest rate swap indices and inflation index swaps; and various credit derivative transactions, including credit default swaps, credit default swap indexes, credit default swap index tranches, options on credit default swaps and fixed income total return swaps. In addition the Fund may enter into options on exchange-traded funds and mutual funds. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The Fund may, at times, have significant exposure to treasury futures.

2)	The following replaces the sixteenth paragraph in the section titled “Fund Details – Principal Investment Policies and Practices” in the Fund’s Prospectus:
To pursue its investment goal, the Fund regularly enters into various currency derivative transactions, including currency and cross currency forwards, currency and currency index futures contracts, currency options and currency swaps. In addition, the Fund regularly enters into various interest rate derivative transactions, interest rate/bond futures and options thereon, interest rate swaps and options thereon, interest rate swap indices and inflation index swaps. To pursue its investment goal, the Fund also regularly enters into various credit derivative transactions, including credit default swaps, credit default swap indexes, credit default swap index tranches, options on credit default swaps and fixed income total return swaps. In addition the Fund may enter into options on exchange-traded funds and mutual funds. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions may also represent, from time to time, a significant component of the Fund’s investment returns. The Fund may, at times, have significant exposure to treasury futures.

3)	The following replaces the first sentence of the nineteenth paragraph in the section titled “Fund Details – Principal Investment Policies and Practices” in the Fund’s Prospectus:
Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years.
Please retain this supplement for future reference.